SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

Semi-Annual Report

April 30, 2013

(Unaudited)

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate “Sublicenses.” The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates, or its third party licensors.

“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Markets, LLC. No financial product offered by State Street Global Markets, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

Precise in a world that isn’t.TM

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

April 30, 2013 (Unaudited)

Common Stocks	Shares	Value
3M Co.	6,311,702	$660,898,316
Alcoa, Inc.	6,311,702	53,649,467
American Express Co.	6,311,702	431,783,534
AT&T, Inc.	6,311,702	236,436,357
Bank of America Corp.	6,311,702	77,697,052
Caterpillar, Inc.	6,311,702	534,411,808
Chevron Corp.	6,311,702	770,090,761
Cisco Systems, Inc.	6,311,702	132,040,806
E. I. du Pont de Nemours & Co.	6,311,702	344,050,876
Exxon Mobil Corp.	6,311,702	561,678,361
General Electric Co.	6,311,702	140,687,838
Hewlett-Packard Co.	6,311,702	130,021,061
Intel Corp.	6,311,702	151,165,263
International Business Machines Corp.	6,311,702	1,278,372,123
Johnson & Johnson	6,311,702	537,946,361
JPMorgan Chase & Co.	6,311,702	309,336,515
McDonald’s Corp.	6,311,702	644,677,242
Merck & Co., Inc.	6,311,702	296,649,994
Microsoft Corp.	6,311,702	208,917,336
Pfizer, Inc.	6,311,702	183,481,177
The Boeing Co.	6,311,702	576,952,680
The Coca-Cola Co.	6,311,702	267,174,346
The Home Depot, Inc.	6,311,702	462,963,342
The Procter & Gamble Co.	6,311,702	484,549,362
The Travelers Cos., Inc.	6,311,702	539,082,468
The Walt Disney Co.	6,311,702	396,627,354
United Technologies Corp.	6,311,702	576,195,276
UnitedHealth Group, Inc.	6,311,702	378,260,301
Verizon Communications, Inc.	6,311,702	340,263,855
Wal-Mart Stores, Inc.	6,311,702	490,545,479

Total Common Stocks(a) (Cost $12,507,772,242)		$12,196,606,711

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

INDUSTRY BREAKDOWN AS OF APRIL 30, 2013*

Industry	Percent of Net Assets**
Oil, Gas & Consumable Fuels	10.91%
IT Services	10.48
Aerospace & Defense	9.45
Pharmaceuticals	8.34
Industrial Conglomerates	6.57
Hotels, Restaurants & Leisure	5.28
Diversified Telecommunication Services	4.73
Insurance	4.42
Machinery	4.38
Food & Staples Retailing	4.02
Household Products	3.97
Specialty Retail	3.79
Consumer Finance	3.54
Media	3.25
Diversified Financial Services	3.17
Health Care Providers & Services	3.10
Chemicals	2.82
Beverages	2.19
Software	1.71
Semiconductors & Semiconductor Equipment	1.24
Communications Equipment	1.08
Computers & Peripherals	1.07
Metals & Mining	0.44
Other Assets & Liabilities	0.05

Total	100.00%

*	The Trust’s industry breakdown is expressed as a percent of net assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Assets
Investments in securities, at value	$12,196,606,711
Cash	9,850,879
Receivable for units of fractional undivided interest (“Units”) issued in-kind	6,744
Dividends receivable	14,305,376

Total Assets	12,220,769,710

Liabilities
Income distribution payable	11,719,827
Accrued Trustee expense	588,696
Accrued expenses and other liabilities	5,703,767

Total Liabilities	18,012,290

Net Assets	$12,202,757,420

Net Assets Consist of:
Paid in capital (Note 4)	13,802,598,774
Undistributed net investment income	7,541,395
Accumulated net realized loss on investments	(1,296,217,218)
Net unrealized depreciation on investments	(311,165,531)

Net Assets	$12,202,757,420

Net asset value per Unit	$148.10

Units outstanding, unlimited Units authorized, $0.00 par value	82,392,867

Cost of investments	$12,507,772,242

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Operations

	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Investment Income
Dividend income	$145,315,973	$308,340,757	$245,115,563	$222,616,182

Expenses
Trustee expense	3,260,677	6,983,198	5,743,266	5,170,959
Marketing expense	3,244,148	6,848,079	5,660,417	4,956,465
DJIA license fee	2,212,354	4,665,386	3,873,611	3,404,310
Legal and audit services	254,075	811,001	219,322	436,458
Other expenses	239,639	383,313	593,467	596,111

Total Expenses	9,210,893	19,690,977	16,090,083	14,564,303

Net Investment Income	136,105,080	288,649,780	229,025,480	208,051,879

Realized And Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	394,332,928	710,150,395	684,673,417	56,806,457
Net change in unrealized appreciation (depreciation)	965,087,885	300,890,540	(84,349,814)	908,029,583

Net Realized and Unrealized Gain on Investments	1,359,420,813	1,011,040,935	600,323,603	964,836,040

Net Increase in Net Assets Resulting From Operations	$1,495,525,893	$1,299,690,715	$829,349,083	$1,172,887,919

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$136,105,080	$288,649,780	$229,025,480	$208,051,879
Net realized gain (loss) on investment transactions	394,332,928	710,150,395	684,673,417	56,806,457
Net change in unrealized appreciation (depreciation)	965,087,885	300,890,540	(84,349,814)	908,029,583

Net increase in net assets resulting from operations:	1,495,525,893	1,299,690,715	829,349,083	1,172,887,919

Net equalization credits and charges	(1,552,258)	(2,139,967)	(718,146)	(6,394,413)

Distributions to unitholders from net investment income	(131,016,609)	(286,360,368)	(251,674,959)	(201,712,941)

Increase (decrease) in net assets from Unit transactions:
Proceeds from sale of Units	10,647,826,609	15,600,705,314	21,998,536,680	13,886,085,189
Proceeds from reinvestment of distributions	—	—	—	70,649
Cost of Units repurchased	(10,118,415,855)	(17,385,862,538)	(19,554,185,652)	(14,187,655,154)
Net income equalization (Note 2)	1,552,258	2,139,967	718,146	6,394,413

Net increase (decrease) in net assets from issuance and redemption of Units	530,963,012	(1,783,017,257)	2,445,069,174	(295,104,903)

Net increase (decrease) in net assets during period	1,893,920,038	(771,826,877)	3,022,025,152	669,675,662
Net assets beginning of period	10,308,837,382	11,080,664,259	8,058,639,107	7,388,963,445

Net assets end of period*	$12,202,757,420	$10,308,837,382	$11,080,664,259	$8,058,639,107

Unit transactions:
Units sold	77,600,000	123,250,000	185,350,000	131,950,000
Units issued from reinvestment of distributions	—	—	—	679
Units redeemed	(74,100,000)	(137,250,000)	(164,900,000)	(135,550,000)

Net increase (decrease)	$3,500,000	$(14,000,000)	$20,450,000	$(3,599,321)

*Includes undistributed net investment income	$7,541,395	$2,452,924	$163,512	$22,812,991

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Net asset value, beginning of year	$130.67		$119.28	$111.24	$97.17	$93.22	$139.17

Investment Operations:
Net investment income (1)	1.72		3.22	2.88	2.64	2.76	2.96
Net realized and unrealized gain (loss)	17.41		11.41	8.37	14.14	4.01	(45.91)

Total from investment operations	19.13		14.63	11.25	16.78	6.77	(42.95)

Net equalization credits and charges (1)	(0.02)		(0.02)	(0.01)	(0.08)	(0.14)	0.02

Less distributions from:
Net investment income	(1.68)		(3.22)	(3.20)	(2.63)	(2.68)	(3.02)

Net asset value, end of year	$148.10		$130.67	$119.28	$111.24	$97.17	$93.22

Total investment return(2)	14.71%		12.31%	10.17%	17.36%	7.56%	(31.23)%

Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.52	%(3)	2.53%	2.43%	2.52%	3.21%	2.49%
Total expenses	0.17	%(3)	0.17%	0.17%	0.18%	0.17%	0.17%
Total expenses excluding Trustee earnings credit	0.17	%(3)	0.17%	0.17%	0.18%	0.17%	0.17%
Portfolio turnover rate(4)	—%		5.52%	0.00%	0.12%	5.39%	11.27%
Net assets, end of year (000’s)	$12,202,757		$10,308,837	$11,080,664	$8,058,639	$7,388,963	$9,114,230

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the period.

(2)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.

(3)	Annualized.

(4)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

April 30, 2013 (Unaudited)

Note 1 — Organization

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), and State Street Bank and Trust Company, as trustee of the Trust (the “Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On December 20, 2012, NYSE Euronext (the parent of the Sponsor) and IntercontinentalExchange, Inc. announced that they have entered into a business combination agreement which was subsequently approved by their shareholders. This transaction is subject to approval by the relevant regulatory authorities in the U.S. and Europe, and other closing conditions.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements are presented in United States dollars.

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2013 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

Investment Committee (the “Committee”) for the purpose of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value (“NAV”) may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust with the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded, but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s NAV and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Trust’s investments by industry.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2013 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

The Trust did not hold any investments valued using Level 2 or 3 inputs as of April 30, 2013 and did not have any transfers between levels for the six months ended April 30, 2013.

Subsequent Events

Events or transactions occurring after the period end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure or adjustment.

Investment Risk

The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security were removed from the DJIA.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units may be purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2013 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

U.S. Federal Income Tax and Certain Other Tax Matters

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

The Trust has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal tax returns for the prior three fiscal years remain subject to examination by the Trust’s major tax jurisdictions, which include the United States of America and the State of New York. The Trust would recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended October 31, 2012.

Under rules in effect for taxable years beginning before December 22, 2010, the capital loss carryforward period of a RIC was limited to eight years. Capital loss carryforwards of RICs for subsequent taxable years may be carried forward indefinitely and must be fully utilized before those generated in prior taxable years that are subject to the prior rules. Therefore, under certain circumstances, capital loss carryforwards available as of the report date, as described below, may expire unused.

At October 31, 2012, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized gains, expiring October 31:

2014	$52,316
2016	506,750,845
2017	779,537,215
2018	4,715,695
2019	3,393,588

During the tax year ended October 31, 2012, the Trust utilized capital loss carryforwards of $26,139,301 and had $195,321,283 of capital loss carryforwards expire.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2013 (Unaudited)

Note 2 — Significant Accounting Policies – (continued)

During the six months ended April 30, 2013, the Trust reclassified $394,537,516 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At April 30, 2013, the cost of investments for U.S. federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, the cost was $12,507,772,242, gross unrealized appreciation was $642,119,561 and gross unrealized depreciation was $953,285,092, resulting in net unrealized depreciation of $311,165,531.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the six months ended April 30, 2013:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	0.06% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the six months ended April 30, 2013, the Adjustment Amount reduced the Trustee’s fee by $281,691. The Adjustment Amount included an excess of net transaction fees from processing orders of $270,494 and a Trustee earnings credit of $11,197.

S&P Dow Jones Indices LLC (“S&P”) and State Street Global Markets, LLC (“SSGM” or the “Marketing Agent”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P in connection with the Trust. The DJIA also serves as a basis for determining the composition of the portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

April 30, 2013 (Unaudited)

Note 3 — Transactions with the Trustee and Sponsor – (continued)

beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. A transaction fee of $1,000 is currently charged in connection with each creation or redemption of Creation Units through the clearing process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of creations and redemptions outside of the clearing process, the transaction fee plus an additional amount not to exceed three (3) times the transaction fee applicable for one Creation Unit per Creation Unit redeemed are deducted from the amount delivered to the redeemer. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

Note 5 — Investment Transactions

For the six months ended April 30, 2013, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $6,660,544,726, $6,129,605,747, $0 and $1,592,415, respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $394,537,516.

SPDR Dow Jones Industrial Average ETF Trust

Other Information

April 30, 2013 (Unaudited)

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500 Index. Past performance is not an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year
SPDR DJIA Trust
Return Based on NAV	15.11%	32.26%	121.91%
Return Based on Bid/Ask Price	15.11%	32.28%	122.21%
DJIA	15.39%	33.37%	125.93%

Average Annual Total Return

	1 Year	5 Year	10 Year
SPDR DJIA Trust
Return Based on NAV	15.11%	5.75%	8.30%
Return Based on Bid/Ask Price	15.11%	5.75%	8.31%
DJIA	15.39%	5.93%	8.49%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and bet offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

Sponsor

PDR Services LLC

c/o NYSE Euronext

11 Wall Street

New York, NY 10005

Trustee

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

SPDRDIA SAR